Financial Assets and Liabilities	12 Months Ended
Jun. 30, 2019
Disclosure of detailed information about financial instruments [abstract]
Financial Assets and Liabilities
Financial Assets and Liabilities
Financial Risk Management
The Group's activities expose it to a variety of financial risks: market risk (including currency risk, equity price risk, and interest rate risk), credit risk and liquidity risk. The Group's overall risk management approach focuses on the unpredictability of financial markets and seeks to minimize potential adverse effects on the financial performance of the Group.
Management regularly reviews the Group's risk management objectives to ensure that risks are identified and managed appropriately. The board of directors is made aware of and reviews management's risk assessments prior to entering into significant transactions.
Market risk
Currency risk
The Group operates globally and is exposed to foreign exchange risk arising from exposure to various currencies in the ordinary course of business. Our exposures primarily consist of the Australian dollar, British pound, Euro, Japanese yen, Philippine peso, Indian rupee and Canadian dollar. Foreign exchange risk arises from commercial transactions and recognized financial assets and liabilities denominated in a currency other than the U.S. dollar. The Group’s foreign exchange policy is reviewed annually by the Group’s audit committee and requires the Group to monitor its foreign exchange exposure on a regular basis.
The substantial majority of our sales contracts are denominated in U.S. dollars, and our operating expenses are generally denominated in the local currencies of the countries where our operations are located. We therefore benefit from a strengthening of the U.S. dollar and are adversely affected by the weakening of the U.S. dollar.
We have a hedging program in place and enter into derivative transactions to manage certain foreign currency exchange risks that arise in the Group’s ordinary business operations. We enter into master netting agreements with financial institutions to execute our hedging program. We recognize all hedging derivative instruments as either assets or liabilities on our consolidated statements of financial position and measure them at fair value. We have the rights to net certain hedging derivative assets and liabilities, but we currently present them on the gross basis. Gains and losses resulting from changes in fair value are accounted for depending on the use of the derivative and whether it is designated and qualifies for hedge accounting.
Our master netting agreements are with selected financial institutions to reduce our credit risk and contract with several counterparties to reduce our concentration risk with any single counterparty. We do not have significant exposure to counterparty credit risk at this time. We do not require nor are we required to post collateral of any kind related to our foreign currency derivatives.
Cash flow hedging
We enter into foreign exchange forward contracts with the objective to mitigate certain currency risks associated with cost of revenues and operating expenses denominated in Australian dollars. These foreign exchange forward contracts are designated as cash flow hedges.
To receive hedge accounting treatment, all hedging relationships are formally documented at the inception of the hedge, and the hedges must be highly effective in offsetting changes to future cash flows on hedged transactions. We include the forward element of these hedging instruments in the hedge relationship and on a quarterly basis qualitatively assess whether the hedges are expected to provide offsetting changes against the hedged items. The effect of the cash flow hedges determined to be effective is recognized in other comprehensive income and impact profit or loss in the same period or periods as the hedged items are recognized in profit or loss. Amounts reclassified from cash flow hedge reserve to profit or loss are recorded to the same functional expense as hedged item or items. Gains or losses related to the ineffective portion of cash flow hedges, if any, are recognized immediately in the same functional expense as the hedged item or items. We measure ineffectiveness in a cash flow hedge relationship using the hypothetical derivative method. Ineffectiveness occurs only if the present value of the cumulative gain or loss on the derivative instrument exceeds the present value of the cumulative gain or loss on the hypothetical derivative, which is used to measure changes of expected future cash flow.
It is our policy to enter into cash flow hedges to hedge cost of revenues and operating expenses up to 24 months.
Balance sheet hedging
We also enter into foreign exchange forward contracts to hedge a portion of certain foreign currency denominated monetary assets and liabilities to reduce the risk that such foreign currency assets or liabilities will be adversely affected by changes in exchange rates. These contracts hedge monetary assets and liabilities that are denominated in non-functional currencies and are carried at fair value with changes in the fair value recorded to other non-operating income (expense), net on our consolidated statements of operations. These contracts do not subject us to material balance sheet risk due to exchange rate movements because gains and losses on these derivatives are intended to offset gains and losses on the monetary assets and liabilities being hedged.

Foreign currency exchange rate exposure

The Group hedged material foreign currency denominated monetary assets and liabilities using balance sheet hedges. The fluctuations in the fair market value of balance sheet hedges due to foreign currency rates generally offset those of the hedged items, resulting in no material effect on profit. Consequently, we are primarily exposed to significant foreign currency exchange rate fluctuations with regard to the spot component of derivatives held within a designated cash flow hedge relationship affecting other comprehensive income
Foreign currency sensitivity
A sensitivity analysis performed on our hedging portfolio as of June 30, 2019 indicated that a hypothetical 10% strengthening of the U.S. dollar against other currencies applicable to our business would decrease the fair value of our foreign currency contracts by $22.5 million. A hypothetical 10% weakening of the U.S. dollar against other currencies would increase the fair value of our foreign currency contracts by $22.5 million.
A sensitivity analysis performed on our hedging portfolio as of June 30, 2018 indicated that a hypothetical 10% strengthening of the U.S. dollar against other currencies applicable to our business would decrease the fair value of our foreign currency contracts by $18.8 million. A hypothetical 10% weakening of the U.S. dollar against other currencies would increase the fair value of our foreign currency contracts by $18.8 million.
Equity Price Risk
The Group is exposed to equity price risk in connection with our Notes, including exchange and settlement provisions based on the price of our Class A ordinary shares at exchange or maturity of the Notes. In addition, the capped call transactions associated with the Notes also include settlement provisions that are based on the price of our Class A ordinary shares. The amount of cash we may receive from capped call counterparties in connection with the capped calls is determined by the price of our Class A ordinary shares.

A sensitivity analysis performed on the Notes embedded exchange derivative and capped call transactions indicates that a hypothetical 10% increase in our share price would increase the fair value of the Notes embedded exchange derivative by $138.6 million and increase the fair value of the capped call transactions by $16.2 million. A hypothetical 10% decrease in our share price would decrease the fair value of the Notes embedded exchange derivative by $134.6 million and decrease the fair value of the capped call transactions by $18.2 million.

The Group is also exposed to equity price risk in connection with our equity investments. The Group’s marketable and non-marketable equity investments are susceptible to market price risk from uncertainties about future values of the investment securities. As of June 30, 2019, the Group’s marketable equity investments are fair valued at $58.9 million. A hypothetical 10% increase in the respective share prices of our equity investments would increase the fair value of our marketable equity investments by $5.9 million.
Interest rate risk
Our cash equivalents and investment portfolio are subject to market risk due to changes in interest rates. Fixed rate securities may have their market value adversely impacted due to a rise in interest rates. As of June 30, 2019, the Group had cash and cash equivalents totaling $1.3 billion and short-term investments totaling $445.0 million.

A sensitivity analysis performed on our portfolio indicated that a hypothetical 100 basis point increase in interest rates at June 30, 2019 and 2018 would result in a $2.3 million and $1.7 million decrease in the market value of our investments, respectively. This estimate is based on a sensitivity model that measures market value changes when changes in interest rates occur.
Credit risk
The Group is exposed to credit risk arising from cash and cash equivalents, deposits with banks and financial institutions, investments, foreign exchange derivative contracts, and capped call transactions related to our issuance of the Notes, as well as credit exposures to customers, including outstanding receivables and committed transactions. Credit risk is managed on a Group basis.
The Group has a minimum credit rating requirement for banks and financial institutions with which it transacts. The Group’s investments are governed by a corporate investment policy with a minimum credit ratings and concentration limits for all securities.
The Group is exposed to credit risk in the event of non-performance by the counterparties to our foreign exchange derivative contracts and our capped call transactions at maturity. To reduce the credit risk, we continuously monitor credit quality of our counterparties to such derivatives. We believe the risk of non-performance under these contracts is remote.
The Group's customer base is highly diversified, thereby limiting credit risk. Our credit policy typically requires payment within 30-45 days, and we establish credit limits for each customer based on our internal guidelines. The Group does not hold collateral as security or call on other credit enhancements. The Group manages its credit risk with customers by closely monitoring its receivables and contract assets. We continuously monitor outstanding receivables locally to assess whether there is objective evidence that our trade receivables and contract assets are credit-impaired. An impairment analysis is performed at each reporting date using a provision matrix to measure ECLs. The provision rates are based on days past due. Please refer to Note 9 for the details of receivables, credit concentration, and ECL allowance.
Liquidity risk
Liquidity risk is the risk that the group will encounter difficulty in meeting its obligations associated with its financial liabilities as they fall due. The Group’s primary source of cash is cash generated from business operations.
The table below present the contractual undiscounted cash flows relating to the Group’s financial liabilities at the balance sheet date. The cash flows are grouped based on the remaining period to the contractual maturity date. The Group has sufficient funds, including its cash, cash equivalents, and short-term investments and expected cash flows from operations, to meet these commitments as they become due. The Group may enter into financial transactions to secure additional funding to supplement existing cash flows or to maintain financial flexibility.
Contractual maturities of financial liabilities are as follows:

	Up to 12 Months	Greater than 12 Months	Total
	(U.S. $ in thousands)
As of June 30, 2019
Financial liabilities:
Trade and other payables	$159,487	$—	$159,487
Derivative liabilities	3,879	74	3,953
Exchangeable senior notes (1)	1,604,923	—	1,604,923
	$1,768,289	$74	$1,768,363
As of June 30, 2018
Financial liabilities:
Trade and other payables	$107,892	$—	$107,892
Derivative liabilities	5,213	204	5,417
Exchangeable senior notes	—	1,000,000	1,000,000
	$113,105	$1,000,204	$1,113,309
(1) The amount related to Notes represent the if-exchanged value using stock price as of June 30, 2019. Refer to Note 15 for further detail on the Notes.
Capital risk management
For the purpose of the Group’s capital management, capital includes issued capital, share premium and all other capital reserves attributable to the equity holders of the parent. The primary objective of the Group's capital structure management is to ensure that it maintains an appropriate capital structure to support its business and maximize shareholder value. The Group manages its capital structure and adjusts it based on business needs and economic conditions. No material changes were made to the process of managing capital during the fiscal years ended June 30, 2019. During the fiscal year ended June 30, 2018, the Group issued $1.0 billion of exchangeable debt for working capital and other corporate purposes, including acquiring complementary businesses, products, services or technologies.

To maintain or adjust the capital structure, the Group may return capital to shareholders, issue new shares, or consider external financing alternatives. The Group does not have any present or future plan to pay dividends on its shares.
Fair Value Measurements
The following table presents the Group’s financial assets and liabilities as of June 30, 2019, by level within the fair value hierarchy:

	Level 1	Level 2	Level 3	Total
	(U.S. $ in thousands)
Assets measured at fair value
Cash and cash equivalents:
Money market funds	$593,696	$—	$—	$593,696
U.S. treasury securities	—	6,996	—	6,996
Agency securities	—	8,084	—	8,084
Certificates of deposit and time deposits	—	9,844	—	9,844
Commercial paper	—	67,327	—	67,327
Corporate debt securities	—	7,560	—	7,560
Short-term Investments:
U.S. treasury securities	—	101,759	—	101,759
Agency securities	—	26,966	—	26,966
Certificates of deposit and time deposits	—	20,466	—	20,466
Commercial paper	—	94,035	—	94,035
Corporate debt securities	—	201,820	—	201,820
Current derivative assets:
Derivative assets - hedging	—	559	—	559
Derivative assets - capped call transactions	—	—	214,597	214,597
Non-current derivative assets:
Derivative assets - hedging	—	77	—	77
Other non-current assets:
Certificates of deposit and time deposits	—	3,660	—	3,660
Marketable equity securities	58,932	—	—	58,932
Non-marketable equity securities	—	—	3,000	3,000
Total assets measured at fair value	$652,628	$549,153	$217,597	$1,419,378

Liabilities measured at fair value
Current derivative liabilities:
Derivative liabilities - hedging	$—	$3,879	$—	$3,879
Derivative liabilities - exchangeable feature of Notes	—	—	851,126	851,126
Non-current derivative liabilities:
Derivative liabilities - hedging	—	74	—	74
Total liabilities measured at fair value	$—	$3,953	$851,126	$855,079

Liabilities for which fair value is disclosed
Exchangeable senior notes	$—	$1,697,200	$—	$1,697,200

The following table presents the Group’s financial assets and liabilities as of June 30, 2018, by the level within the fair value hierarchy:

	Level 1	Level 2	Level 3	Total
	(U.S. $ in thousands)
Assets measured at fair value
Cash and cash equivalents:
Money market funds	$693,596	$—	$—	$693,596
Commercial paper	—	29,118	—	29,118
Agency securities	—	7,989	—	7,989
Corporate debt securities	—	1,000	—	1,000
U.S. treasury securities	—	18,968	—	18,968
Short-term Investments
U.S. treasury securities	—	52,700	—	52,700
Agency securities	—	22,015	—	22,015
Certificates of deposit and time deposits	—	55,164	—	55,164
Commercial paper	—	35,372	—	35,372
Corporate debt securities	—	157,883	—	157,883
Current derivative assets:
Derivative assets- hedging	—	60	—	60
Non-current derivative assets:
Derivative assets- hedging	—	3	—	3
Derivative assets- capped call transactions	—	—	99,932	99,932
Other non-current assets:
Certificates of deposit and time deposits	—	3,660	—	3,660
Total assets measured at fair value	$693,596	$383,932	$99,932	$1,177,460

Liabilities measured at fair value
Current derivative liabilities:
Derivative liabilities- hedging	$—	$5,213	$—	$5,213
Non-current derivative liabilities:
Derivative liabilities- hedging	—	204	—	204
Derivative liabilities- embedded exchange feature of the exchangeable senior notes	—	—	202,553	202,553
Total liabilities measured at fair value	$—	$5,417	$202,553	$207,970

Liabilities for which fair value is disclosed
Exchangeable senior notes	$—	$1,033,030	$—	$1,033,030

Due to the short-term nature of trade receivables, contract assets and trade and other payables, their carrying amount is assumed to approximate their fair value.
Assets and Liabilities Measured at Fair Value on a Recurring Basis Using Significant Unobservable Inputs (Level 3)

Embedded exchange feature of the exchangeable senior notes and capped call transactions

In April 2018, the Group issued $1 billion in Notes and entered into related capped call transactions. Please refer to Note 12 for details. The Exchange and Capped Call Derivatives are measured at fair value using Black-Scholes option pricing models that utilize both observable and unobservable market inputs.

Exchange and Capped Call Derivatives are classified as level 3 as the Group uses stock price volatility implied from options traded with a substantially shorter term, which makes this an unobservable input that is significant to the valuation. In general, an increase in our stock price volatility would increase the fair value of the derivatives and would result in a net loss. Other significant inputs to the valuation includes our stock price and time to expiration of the options, which are observable. An increase in our stock price would increase the fair value of the derivatives and would result in a net loss. As time to expiration of the options decreases with passage of time, the fair value of the derivatives would decrease. The future impact on other non-operating income (expense), net depends on how significant inputs such as stock price, stock price volatility and time to expiration of the options change in relation to other inputs.

The stock price volatility as of June 30, 2019, ranged from 43.8% to 47.3%. As of June 30, 2019, a 10% higher volatility, holding other inputs constant would result in approximately $46.9 million of additional loss for the fiscal year ended June 30, 2019. The stock price volatility as of June 30, 2018, ranged from 32.7% to 36.3%. As of June 30, 2018, a 10% higher volatility, holding other inputs constant would result in approximately $23.5 million of additional loss for the fiscal year ended June 30, 2018.

Non-marketable investments

Non-marketable equity securities are measured at fair value using market data, such as publicly available financing round valuations. Financial information of private companies may not be available and consequently we will estimate the fair value based on the best available information at the measurement date.

The following table presents the reconciliations of Level 3 financial instrument fair values:

	Capped Call	Embedded exchange feature of Notes	Non-marketable investments
	(U.S. $ in thousands)
Balance as of June 30, 2017	$—	$—	$—
Purchases	87,700	(177,907)	—
Gains (losses)
Recognized in other non-operating (expense) income, net	12,232	(24,646)	—
Balance as of June 30, 2018	99,932	(202,553)	—
Change in unrealized gains (losses) relating to assets and liabilities held as of June 30, 2018
Recognized in other non-operating income (expense), net	12,232	(24,646)	—

Balance as of June 30, 2018	$99,932	$(202,553)	$—
Purchases	—	—	23,000
Transfer out	—	—	(20,942)
Gains (losses)
Recognized in finance income	—	—	270
Recognized in other non-operating (expense) income, net	114,665	(648,573)	—
Recognized in other comprehensive income	—	—	672
Balance as of June 30, 2019	$214,597	$(851,126)	$3,000
Change in unrealized gains (losses) relating to assets and liabilities held as of June 30, 2019
Recognized in other non-operating income (expense), net	114,665	(648,573)	—

There were transfers out from Level 3 due to initial public offerings of the respective investees during fiscal year 2019. There were no transfers between levels during fiscal year 2018.
Investments

As of June 30, 2019, the Group’s investments consisted of the following:

	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value
	(U.S. $ in thousands)
Debt Investments
Marketable debt securities
U.S. treasury securities	$101,563	$203	$(7)	101,759
Agency securities	26,936	33	(3)	26,966
Certificates of deposit and time deposits	24,126	—	—	24,126
Commercial paper	94,035	—	—	94,035
Corporate debt securities	201,552	292	(24)	201,820
Total debt investments	448,212	528	(34)	448,706
Equity Investments
Marketable equity securities	20,270	38,662	—	58,932
Non-marketable equity securities	3,000	—	—	3,000
Total equity investments	23,270	38,662	—	61,932
Total investments	$471,482	$39,190	$(34)	$510,638

As of June 30, 2019, the Group had $445.0 million of investments which were classified as short-term investments on the Group’s consolidated statements of financial position. Additionally, the Group had marketable equity securities totaling $58.9 million, non-marketable equity securities totaling $3.0 million, and certificates of deposit and time deposits totaling $3.7 million which were classified as long-term and were included in other non-current assets on the Group’s consolidated statements of financial position.

As of June 30, 2018, the Group’s investments consisted of the following:

	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value
	(U.S. $ in thousands)
Debt Investments
U.S. treasury securities	$52,809	$—	$(109)	$52,700
Agency securities	22,097	—	(82)	22,015
Certificates of deposit and time deposits	58,824	—	—	58,824
Commercial paper	35,372	—	—	35,372
Corporate debt securities	158,538	14	(669)	157,883
Total investments	$327,640	$14	$(860)	$326,794

As of June 30, 2018, the Group had $323.1 million of investments which were classified as short-term investments on the Group’s consolidated statements of financial position. Additionally, the Group had certificates of deposit and time deposits totaling $3.6 million which were classified as long-term and were included in other non-current assets on the Group’s consolidated statements of financial position.
The effects of the Group’s investments on the consolidated financial statements were as follows (amounts presented are prior to any income tax effects):

	Fiscal Year Ended June 30,
	2019	2018	2017
	(U.S. $ in thousands)
Unrealized gain (loss) recognized in other comprehensive income	$40,017	$(601)	$(849)
Gain (loss) recognized into profit or loss	$15	$(15)	$96

The table below summarizes the Group’s debt investments by remaining contractual maturity based on the effective maturity date:

	As of June 30,
	2019	2018
	(U.S. $ in thousands)
Recorded as follows:
Due in one year or less	$442,964	$277,087
Due after one year	5,742	49,707
Total investments	$448,706	$326,794

Derivative financial instruments
The group have derivative instruments that are used for hedging activities as discussed below and derivative instruments relating to the Notes and the capped calls as discussed in Note 15: Exchangeable Senior Notes.
The fair value of the hedging derivative instruments were as follows:

	Statement of Financial Position Location	Fair Value As of June 30, 2019	Fair Value As of June 30, 2018
		(U.S. $ in thousands)
Derivative assets - hedging
Derivatives designated as hedging instruments:
Foreign exchange forward contracts	Current derivative assets	$247	$39
Foreign exchange forward contracts	Non-current derivative assets	77	3
Derivatives not designated as hedging instruments:
Foreign exchange forward contracts	Current derivative assets	312	21
Total derivative assets		$636	$63

Derivative liabilities - hedging
Derivatives designated as hedging instruments:
Foreign exchange forward contracts	Current derivative liabilities	$3,854	$5,006
Foreign exchange forward contracts	Non-current derivative liabilities	74	204
Derivatives not designated as hedging instruments:
Foreign exchange forward contracts	Current derivative liabilities	25	207
Total derivative liabilities		$3,953	$5,417

The following table sets forth the notional amounts of our derivative instruments as of June 30, 2019 (in thousands):

	Notional Amounts of Derivative Instruments
	Notional Amount by Term to Maturity			Classification by Notional Amount
	Under 12 months	Over 12 months	Total	Cash Flow Hedge	Non Hedge	Total
Foreign exchange forward contracts	$259,674	$14,477	$274,151	$230,264	$43,887	$274,151
The following table sets forth the notional amounts of our derivative instruments as of June 30, 2018 (in thousands):

	Notional Amounts of Derivative Instruments
	Notional Amount by Term to Maturity			Classification by Notional Amount
	Under 12 months	Over 12 months	Total	Cash Flow Hedge	Non Hedge	Total
Foreign exchange forward contracts	$188,633	$12,492	$201,125	$180,898	$20,227	$201,125

The effects of derivatives designated as hedging instruments on our consolidated financial statements were as follows (amounts presented are prior to any income tax effects):

	Fiscal Year Ended June 30,
	2019	2018	2017
	(U.S. $ in thousands)
Gain recognized into general and administrative expense - ineffective portion	$24	$12	$(3)
Gross unrealized loss recognized in other comprehensive income	$(8,369)	$(4,387)	$4,520
Net (loss) gain reclassified from cash flow hedge reserve into profit or loss - effective portion	$(9,908)	$3,954	$1,356
Recognized in cost of revenues	$(713)	$134	$49
Recognized in research and development	$(6,935)	$2,532	$1,010
Recognized in marketing and sales	$(194)	$112	$21
Recognized in general and administrative	$(2,066)	$1,176	$276